INVESCO ENERGY FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-3826
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 2,722
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                                                                    $   495
           Investor Class                                                                             $ 1,686
           Class R5                                                                                   $   298
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.2007
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                                                                    $0.3908
           Investor Class                                                                             $0.2007
           Class R5                                                                                   $0.4762
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     13,291
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        830
           Class C                                                                                      4,050
           Class Y                                                                                      1,302
           Investor Class                                                                               8,435
           Class R5                                                                                       627
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 49.87
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 44.93
           Class C                                                                                    $ 43.83
           Class Y                                                                                    $ 50.00
           Investor Class                                                                             $ 49.69
           Class R5                                                                                   $ 50.97

INVESCO GOLD & PRECIOUS METALS FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-3826
SERIES NO.:         2

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                     29,759
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                                                      2,151
          Class C                                                                                      6,750
          Class Y                                                                                      7,541
          Investor Class                                                                              21,198
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $  4.75
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                                    $  4.52
          Class C                                                                                    $  4.84
          Class Y                                                                                    $  4.82
          Investor Class                                                                             $  4.77

INVESCO TECHNOLOGY FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-3826
SERIES NO.:         6

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                     7,637
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                                                       367
          Class C                                                                                       838
          Class Y                                                                                       155
          Investor Class                                                                              9,803
          Class R5                                                                                       35
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $37.61
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                                    $34.27
          Class C                                                                                    $33.22
          Class Y                                                                                    $37.67
          Investor Class                                                                             $37.34
          Class R5                                                                                   $41.63

INVESCO DIVIDEND INCOME FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-3826
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 7,465
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $   249
           Class C                                                                                    $   606
           Class Y                                                                                    $   226
           Investor Class                                                                             $ 1,704
           Class R5                                                                                   $    18
           Class R6                                                                                   $   764
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.4745
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.3378
           Class C                                                                                    $0.3408
           Class Y                                                                                    $0.5249
           Investor Class                                                                             $0.4784
           Class R5                                                                                   $0.5203
           Class R6                                                                                   $0.5250
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     16,897
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        626
           Class C                                                                                      2,096
           Class Y                                                                                      1,131
           Investor Class                                                                               3,533
           Class R5                                                                                        34
           Class R6                                                                                     1,697
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 19.88
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 19.93
           Class C                                                                                    $ 20.11
           Class Y                                                                                    $ 20.06
           Investor Class                                                                             $ 20.05
           Class R5                                                                                   $ 19.88
           Class R6                                                                                   $ 19.89

INVESCO AMERICAN VALUE FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-3826
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 2,921
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $   116
           Class C                                                                                    $    59
           Class R                                                                                    $    68
           Class Y                                                                                    $ 2,059
           Class R5                                                                                   $   260
           Class R6                                                                                   $   483
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.1220
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.1109
           Class C                                                                                    $0.0208
           Class R                                                                                    $0.0476
           Class Y                                                                                    $0.2207
           Class R5                                                                                   $0.2654
           Class R6                                                                                   $0.2941
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     27,087
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        886
           Class C                                                                                      3,148
           Class R                                                                                      1,683
           Class Y                                                                                     11,240
           Class R5                                                                                       186
           Class R6                                                                                     2,119
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 40.11
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 36.28
           Class C                                                                                    $ 35.41
           Class R                                                                                    $ 40.06
           Class Y                                                                                    $ 40.26
           Class R5                                                                                   $ 40.28
           Class R6                                                                                   $ 40.28

INVESCO COMSTOCK FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-3826
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 84,223
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $  2,284
           Class C                                                                                    $  2,665
           Class R                                                                                    $  2,834
           Class Y                                                                                    $ 37,063
           Class R5                                                                                   $  8,168
           Class R6                                                                                   $  4,333
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $ 0.2800
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $ 0.2404
           Class C                                                                                    $ 0.1125
           Class R                                                                                    $ 0.2241
           Class Y                                                                                    $ 0.3357
           Class R5                                                                                   $ 0.3526
           Class R6                                                                                   $ 0.3729
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     302,867
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                       7,594
           Class C                                                                                      24,297
           Class R                                                                                      13,818
           Class Y                                                                                     121,074
           Class R5                                                                                     26,015
           Class R6                                                                                     14,834
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $  24.29
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $  24.28
           Class C                                                                                    $  24.28
           Class R                                                                                    $  24.29
           Class Y                                                                                    $  24.29
           Class R5                                                                                   $  24.29
           Class R6                                                                                   $  24.28

INVESCO TECHNOLOGY SECTOR FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-3826
SERIES NO.:         22

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                     5,793
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                                                       133
          Class C                                                                                       630
          Class Y                                                                                        43
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $14.49
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                                    $12.66
          Class C                                                                                    $12.67
          Class Y                                                                                    $15.10

INVESCO MID CAP GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-3826
SERIES NO.:         23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                     63,932
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                                                      3,005
          Class C                                                                                      5,505
          Class R                                                                                        985
          Class Y                                                                                      1,632
          Class R5                                                                                     2,073
          Class R6                                                                                     2,014
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $ 37.30
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                                    $ 32.30
          Class C                                                                                    $ 30.95
          Class R                                                                                    $ 36.74
          Class Y                                                                                    $ 38.23
          Class R5                                                                                   $ 38.39
          Class R6                                                                                   $ 38.41

INVESCO SMALL CAP VALUE FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-3826
SERIES NO.:         24

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                     83,923
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                                                      1,500
          Class C                                                                                      8,700
          Class Y                                                                                     59,460
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $ 22.75
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                                    $ 19.54
          Class C                                                                                    $ 19.02
          Class Y                                                                                    $ 23.31

INVESCO VALUE OPPORTUNITIES FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-3826
SERIES NO.:         26

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 8,166
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $   499
           Class C                                                                                    $   478
           Class R                                                                                    $   184
           Class Y                                                                                    $   192
           Class R5                                                                                   $    36
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.1400
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.1400
           Class C                                                                                    $0.0578
           Class R                                                                                    $0.1107
           Class Y                                                                                    $0.1709
           Class R5                                                                                   $0.2055
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     56,837
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      2,928
           Class C                                                                                      7,767
           Class R                                                                                      1,637
           Class Y                                                                                      1,144
           Class R5                                                                                       156
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 14.24
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 14.03
           Class C                                                                                    $ 13.87
           Class R                                                                                    $ 14.20
           Class Y                                                                                    $ 14.21
           Class R5                                                                                   $ 14.25